Exhibit 10.25

SECOND AMENDMENT TO THE

FIRST RELIANCE BANCSHARES, INC.

2006 EQUITY INCENTIVE PLAN

THIS SECOND AMENDMENT is made as of January 19, 2012, by First Reliance Bancshares, Inc. (the “Company”), a Delaware corporation.

WHEREAS, the Company maintains the First Reliance Bancshares, Inc. 2006 Equity Incentive Plan (the “Plan”), which was established effective as of January 19, 2006; and

WHEREAS, the Company now desires to amend the Plan to provide greater flexibility to the administration of stock appreciation rights previously granted under the Plan.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, effective as of the date first set forth above, by deleting Section 3.3(c) in its entirety.

Except as specifically amended hereby, the remaining provisions of the Plan shall remain in full force and effect as prior to the adoption of this Second Amendment.

IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed as of the date first set forth above.

FIRST RELIANCE BANCSHARES, INC.

By:	/s/ Jeffrey A. Paolucci

Title:	Chief Financial Officer